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                                                                 EXHIBIT 10.51
AMENDMENT NO. 1 TO CREDIT AGREEMENT

         AMENDMENT dated as of May 15, 2000 (the "AMENDMENT") to the Revolving Credit and Guaranty Agreement dated as of May 4, 2000 (the "CREDIT AGREEMENT") among LAROCHE INDUSTRIES INC. (the "BORROWER"), LAROCHE FORTIER INC. (the "GUARANTOR"), the LENDERS party thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, as Agent (the "AGENT").

                              W I T N E S S E T H :

         WHEREAS, the Borrower has requested that the Lenders agree to extend the date provided for the delivery of certain documents; and

         WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to so agree as provided for herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after May 15, 2000, refer to the Credit Agreement as amended hereby.

         SECTION 2. SECTION 10.15. Section 10.15 of the Credit Agreement is amended by replacing the phrase "May 15, 2000" with the phrase "May 31, 2000 or such later date to which the Agent shall, in its sole discretion, agree in writing".

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that, on and as of May 15, 2000 and after giving effect to this Amendment, (i) the representations and warranties set forth in the Loan Documents are true and correct and (ii) no Default has occurred and is continuing.

         SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. EFFECTIVENESS. This Amendment shall become effective on the date on which the Agent shall have received from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other


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written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of May 15, 2000.

                                            LAROCHE INDUSTRIES INC.


                                            By:_______________________________
                                               Name:
                                               Title:

                                            LAROCHE FORTIER INC.


                                            By:_______________________________
                                               Name:
                                               Title:


                                            THE CHASE MANHATTAN BANK


                                            By:_______________________________
                                               Name:
                                               Title:


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